Exhibit 10.75

                      UNSECURED REVOLVING CREDIT AGREEMENT


     This Unsecured Revolving Credit Agreement, dated as of July 31, 2001 (this "Agreement"), is entered into by and between HOMESIDE LENDING, INC., a Florida corporation (the "Borrower"), and NATIONAL AUSTRALIA BANK LIMITED A.C.N.004044937, an Australian corporation (the "Lender").

     This Agreement replaces that certain credit facility established pursuant to an Unsecured Revolving Credit Agreement dated as of June 23, 1998 (as amended, the "Original Credit Agreement"), and the obligations of the Borrower to the Lender thereunder as evidenced by that certain Third Amended and Restated Renewal Promissory Note dated June 20, 2001 (the "Renewal Note").

     The parties hereto hereby agree as follows:

    1.  Defined Terms.  As  used  in  this  Agreement, the following terms shall
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have the meanings specified below.

          "Business Day" means a day other than a Saturday,  Sunday or other day
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    on which commercial banks in New York City are authorized or required by law to close.

          "Maturity  Date" means July 30, 2002 or such earlier date as the Loans
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    may be due and payable pursuant to Section 4.

          "Obligations" means the unpaid principal and interest on the Loans and
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    the Note and all other  obligations  and  liabilities of the Borrower to the
    Lender (including, without limitation, interest accruing at the then applicable rate provided in the Note after the maturity of the Loans and interest accruing at the then applicable rate provided in the Note after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Loans, the Note, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, fees, indemnities, costs,
    expenses  or  otherwise  (including,   without  limitation,   all  fees  and
    disbursements of counsel to the Lender that are required to be paid by the Borrower pursuant to the terms of this agreement.

          "Regulatory  Limitation"  means any lending limit or other  limitation
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    imposed  by  regulatory  bodies  having  jurisdiction  over  the  Lender  or
    Borrower, including without limitation, the Reserve Bank of Australia, which would limit or prohibit the extension of the credit contemplated hereby, as

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    the same may be waived or modified from time to time.

          "Step-down Date" means January 31, 2002.
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    2.  Amount and Terms of Loans. Subject to the  Regulatory Limitation and the
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        terms  and  conditions  hereof,  and so long as no Event of Default  (as defined herein) has occurred and is continuing, the Lender agrees to make revolving credit loans (the "Loans") to the Borrower from time to
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        time as follows:

        (a) during the period from the date on which all of the conditions set forth in Section 7 hereof have been satisfied through but not including the Step-down Date, in an aggregate principal amount not to exceed $2,420,000,000 outstanding at any time; and

        (b)   during  the  period   commencing   with  the  Step-down  Date  and
              continuing through the Maturity Date, in an aggregate principal amount not to exceed $1,920,000,000 outstanding at any time.

         The Loans are evidenced by a promissory note (the "Note") of the Borrower, substantially in the form of Exhibit A, executed and delivered to Lender simultaneously herewith. The Borrower hereby unconditionally promises to pay to the Lender on the Maturity Date the then unpaid principal amount of the Loans outstanding, together with any accrued and unpaid interest. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding until payment in full thereof at the rates, and on the dates, set forth in the Note. The Loans may be borrowed on any Business Day upon notice to the Lender prior to 3:00 p.m. New York City time on the date of such borrowing (which notice shall be accompanied by such information as shall be reasonably requested by the Lender) and may be prepaid at any time without premium or penalty.

         The proceeds of the initial funding hereunder shall first be applied to the payment in full of all amounts outstanding under the Original Credit Agreement and Renewal Note, an upon such payment the Original Credit Agreement will terminate and the Renewal Note will be satisfied.

    3.  Covenants.  The  Borrower  agrees  that,  so long as any amount is owing
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to the Lender  hereunder  or under the Note,  the Borrower shall:

        (a) Furnish to the Lender within 90 days after the end of each fiscal year of the Borrower a copy of the Borrower's year end consolidated balance sheet, the related consolidated statements of income and retained earnings, and statements of cash flows. Such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail.

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

        (b) Preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights and privileges necessary in the normal conduct of its business.

        (c) Keep proper books of record and account relating to the Borrower's business.

        (d) Maintain at all times its status as a FNMA and FHLMC approved Seller/Servicer, a GNMA approved Issuer/Servicer, a HUD Direct Endorsement Lender, a VA approved Lender and an FHA approved Lender in good standing.

        (e) Comply with all covenants of Borrower as set forth in that certain Revolving Credit Agreement dated as of October 16, 2000 by and among the Borrower, the several lenders party thereto, and The Chase Manhattan Bank, as Administrative Agent thereunder (the "Chase Credit Agreement").

    4.  Events  of  Default;  Remedies.  If  (a)  the Borrower shall fail to pay
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any principal of the Loans when due in  accordance  with the terms hereof and of the Note, or (b) the Borrower shall fail to pay any interest on the Loans, or any other amount payable hereunder or under the Note, within five days after any such interest or other amount becomes due in accordance with the terms thereof or hereof, or (c) the Borrower shall default in the observance or performance of any other agreement contained in this Agreement or in the Chase Credit Agreement, and any such default described in this paragraph 4(c) shall continue un-remedied for a period of 10 days, or (d) any representation or warranty made by the Borrower herein, in the Chase Credit Agreement, or in any document delivered by the Borrower in connection herewith or which is contained in any certificate, document, or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, and the facts or circumstances in respect of which such representation or warranty was incorrect have not changed to make such representation or warranty correct within 30 days after it was made, or (e) cease to be a direct or indirect subsidiary of National Australia Bank Limited; THEN, the Lender may by notice to the Borrower declare the commitment of the Lender to make Loans hereunder to be terminated and the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the Note to be due and payable forthwith, whereupon the same shall immediately become due and payable. The Borrower hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Agreement.

    5.  Payment  of  Expenses.  The  Borrower agrees (a) to pay or reimburse the
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Lender for all its out-of-pocket  costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modifications to this Agreement and the Note and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Lender, (b) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or


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

consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the Note and any such other documents, and (c) to pay, indemnify, and hold the Lender harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the Note and any such other documents (all the foregoing in this clause (c), collectively, the "Indemnified Liabilities"), provided that the Borrower shall have no obligation hereunder to the Lender with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the Lender.

    6.  Representations and Warranties.   On  and  as  of  the  date hereof, the
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Borrower represents and warrants to the Lender that:

        (a) The Borrower (i) is duly organized, validly existing and in good standing under the laws of the State of Florida, (ii) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engages, and
              (iii) is duly qualified and in good standing under the laws of each jurisdiction where its conduct of its business requires such qualification, except to the extent that the failure to be so qualified or in good standing could not, in the aggregate, reasonably be expected to have a material adverse effect.

        (b) The Borrower has the corporate power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement and has taken all necessary corporate action to authorize the borrowings under the terms and conditions of this Agreement and the Note and to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of any governmental authority or any other person is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement. This Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

        (c) Insofar as the Borrower's capacity to carry out any obligation under this Agreement is concerned, the Borrower is not in violation of any provision of any charter, certificate of incorporation, by-law, mortgage, indenture, indebtedness, agreement, instrument, judgment, decree, order, statue, rule or regulation, and there is no such provision that adversely affects the Borrower's capacity to carry out such obligations. The Borrower's execution of, and performance pursuant to, this


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

              Agreement, including the borrowings hereunder and the use of any proceeds thereof, shall not result in any such violation.

        (d)   The  Obligations   represent  general   unsecured   unsubordinated
              indebtedness of the Borrower that rank pari passu with all other general unsecured unsubordinated indebtedness of the Borrower.

Each request by the Borrower that a Loan be made hereunder, and each borrowing thereof, shall constitute a representation and warranty by the Borrower on the date thereof that all such representations and warranties set forth in the preceding sentence are true and correct in all material respects as if made on such date

    7.  Conditions  to  Effectiveness.   This  Agreement  shall  be   considered
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effective  as of the  date on which  the  Lender  receives  (i) the  Note,  duly executed and delivered by a duly authorized officer of the Borrower, and (ii) certified copies of the resolutions of the Board of Directors of the Borrower
authorizing   this  Agreement  and  the   borrowings   and  security   interests
contemplated hereby.

    8.  Counterparts.  This  Agreement  may  be  executed  by one or more of the
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parties  hereto  in  any  number  of  separate  counterparts  and  all  of  said counterparts taken together shall be deemed to constitute one and the same instrument.

    9.  GOVERNING  LAW. THIS AGREEMENT  SHALL BE GOVERNED BY, AND CONSTRUED  AND
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INTERPRETED  IN ACCORDANCE  WITH, THE LAWS OF THE STATE OF NEW YORK.

    10. Notices.  All notices, requests and demands to  or  upon  the respective
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parties  hereto to be  effective  shall be in writing  (including  by  facsimile transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made (a) in the case of delivery by hand, when delivered, (b) in the case of delivery by mail, three days after being deposited in the mails, postage prepaid, or (c) in the case of delivery by facsimile transmission, when sent and receipt has been confirmed, addressed as follows in the case of the Borrower, and the Lender or to such other address as may be hereafter notified by the respective parties hereto:

        The Borrower:                      HomeSide Lending, Inc.
                                           7301 Baymeadows Way
                                           Jacksonville, FL 32256
                                           Attention: W. Blake Wilson
                                           Fax: 904-281-7766

        The Lender:                        National Australia Bank Limited
                                           200 Park Avenue, 34th Floor
                                           New York, NY  10166
                                           Attention:  Michael G. McHugh
                                           Fax:  212-983-1969


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

provided  that any notice,  request or demand to or upon the Lender shall not be
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effective until received.

    11. Submission  To  Jurisdiction  Waivers.  The  Borrower hereby irrevocably
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and  unconditionally (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the Note, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same, (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in section 10 of this Agreement or at such other address of which the Lender shall have been notified pursuant thereto, (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction, and (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

    12. WAIVERS  OF  JURY   TRIAL.  THE   BORROWER   AND   THE   LENDER   HEREBY
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IRREVOCABLY  AND  UNCONDITIONALLY  WAIVE  TRIAL BY JURY IN ANY  LEGAL  ACTION OR
PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                     HOMESIDE LENDING, INC.



                                     By:
                                         ---------------------------------------
                                               Its Authorized Officer


                                     NATIONAL AUSTRALIA BANK LIMITED
                                     A.C.N.004044937



                                     By:
                                         ---------------------------------------
                                               Its Authorized Officer



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